SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) May 18, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue, 40th Floor Little Rock, Arkansas 72201 Telephone (501) 377-4000	71-0005900
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730
1-8474	ENTERGY LOUISIANA, INC. (a Louisiana corporation) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 840-2734	72-0245590
0-320	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000	64-0205830
0-5807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Building New Orleans, Louisiana 70112 Telephone (504) 670-3674	72-0273040
1-9067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) Echelon One 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000	72-0752777

Item 2.02. Results of Operations and Financial Condition

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.

The information in this Current Report on Form 8-K under Item 2.02, "Results of Operations and Financial Condition," including Exhibits 99.1 and 99.2 listed below, is being furnished, not filed.

On May 19, 2005, Entergy Corporation published its 2004 Investor Guide and Statistical Report. The complete text of this Report is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.

The information in this Current Report on Form 8-K under Item 7.01, including exhibits 99.1 and 99.2 listed below, is being furnished, not filed, pursuant to Regulation FD.

On May 19, 2005, Entergy Corporation published its 2004 Investor Guide and Statistical Report. The complete text of this Report is attached hereto as Exhibit 99.1.

Entergy Corporation
Entergy Louisiana, Inc.

The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.3 listed below, is being furnished, not filed, pursuant to Regulation FD.

On May 19, 2005, Entergy Corporation issued a release to certain investors, which is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 8.01 Other Events

Entergy Corporation
Entergy Louisiana, Inc.

As discussed in Entergy's 2004 Form 10-K and First Quarter 2005 Form 10-Q, in January 2004 Entergy Louisiana made a rate filing with the LPSC requesting a base rate increase, and in March 2005, the LPSC staff and Entergy Louisiana filed a proposed settlement that included an annual base rate increase of approximately $18.3 million that was implemented, subject to refund, effective with May 2005 billings. At its May 18, 2005 meeting, the LPSC approved the settlement with some revisions. With the effect of the revisions, Entergy Louisiana will now have no change in base rates, but the revisions also reduced Entergy Louisiana's depreciation rate, and management still expects an increase in earnings to result from the rate filing. Entergy Louisiana will reset its rates consistent with the LPSC-approved settlement, and any refund obligation resulting from the May 2005 implementation of the proposed rate increase should be immaterial.

The LPSC-approved settlement includes the adoption of a three-year formula rate plan, the terms of which include a return on equity midpoint of 10.25% and permit Entergy Louisiana to recover incremental capacity costs outside of a traditional base rate proceeding. Under the formula rate plan, over- and under-earnings outside an 80 basis point bandwidth will be allocated 60% to customers and 40% to Entergy Louisiana. The initial filing under that plan is scheduled for May 2006 with a 2005 test year, with rates to become effective September 2006.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	2004 Investor Guide and Statistical Report.
99.2	Statement on Uses and Usefulness of Non-GAAP Information
99.3	Release, dated May 19, 2005, issued by Entergy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: May 19, 2005